UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2009

 A.P. Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive Redwood City CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 366-2626

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02	Results of Operations and Financial Condition

The Company issued a press release dated   May 14, 2009, announcing its financial results for the quarter ended March 31, 2009.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Item 2.02 and attached as Exhibit 99.1 to this Report will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

ITEM 9.01	Financial Statements and Exhibits.

            (d) Exhibits
99.1	Press Release of A. P. Pharma, Inc., dated May 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. Pharma, Inc.

Date: May 14, 2009	/s/ Ronald J. Prentki
Ronald J. Prentki
President, Chief Executive Officer and Director